Revenues	3 Months Ended
Mar. 31, 2018
Revenue from Contract with Customer [Abstract]
Revenues
Revenues
On January 1, 2018, we adopted ASC 606 using the modified retrospective method. As the adoption of this standard did not have a material impact on our condensed consolidated financial statements, no adjustments to opening retained earnings were made as of January 1, 2018. Results for reporting periods beginning after January 1, 2018, are presented under ASC 606, while prior period amounts are not adjusted and continue to be reported in accordance with our historic accounting under ASC Topic 605-Revenue Recognition.
Revenue Recognition—Revenues are recognized when control of the promised goods or services is transferred to our customers, in an amount that reflects the consideration we expect to be entitled to in exchange for those goods or services.
We determine revenue recognition through the following steps:
•Identification of the contract, or contracts, with a customer
•Identification of the performance obligations in the contract
•Determination of the transaction price
•Allocation of the transaction price to the performance obligations in the contract
•Recognition of revenue when, or as, we satisfy a performance obligation
Advisory Services Revenue
Advisory services revenue is reported within our REIT Advisory segment and primarily consists of advisory fees and expense reimbursements that are recognized when services have been rendered. Advisory fees consist of base fees and incentive fees. For Ashford Trust, the quarterly base fee ranges from 0.70% to 0.50% per annum of the total market capitalization ranging from less than $6.0 billion to greater than $10.0 billion plus the Key Money Asset Management Fee, as defined in the respective advisory agreement, subject to certain minimums. The Braemar base fee is fixed at 0.70% of Braemar’s total market capitalization plus the Key Money Asset Management Fee, as defined in the respective advisory agreement, subject to certain minimums. Reimbursements for overhead, internal audit, risk management advisory services and asset management services, including compensation, benefits and travel expense reimbursements, are recognized when services have been rendered. We record advisory revenue for equity grants of Ashford Trust and Braemar common stock and Long-Term Incentive Plan (“LTIP”) units awarded to our officers and employees in connection with providing advisory services equal to the fair value of the award in proportion to the requisite service period satisfied during the period, as well an offsetting expense in an equal amount included in “salaries and benefits.”
Incentive advisory fees are measured annually in each year that Ashford Trust’s and/or Braemar’s annual total stockholder return exceeds the average annual total stockholder return for each company’s respective peer group, subject to the Fixed Charge Coverage Ratio (“FCCR”) Condition, as defined in the respective advisory agreements. Incentive advisory fees are paid over a three-year period and each payment is subject to the FCCR Condition, which relates to the ratio of adjusted EBITDA to fixed charges for Ashford Trust or Braemar, as applicable. Historically, during the incentive advisory fee measurement period (i.e. the first year of each three year period), incentive advisory fees have been accrued (or reversed) quarterly based on the amount that would be due pursuant to the applicable advisory agreements as of the interim balance sheet date. The second and third year installments of incentive advisory fees have been recognized as revenue on a pro-rata basis each quarter for the amounts determined in the first year measurement period, subject to the December 31 FCCR Condition each year. Effective with our January 1, 2018 adoption of ASC 606, we will no longer record the first year's installment of incentive advisory fee revenue in interim periods prior to the fourth quarter. Prior to measurement in the fourth quarter of each year, our first year installment of incentive advisory fees are subject to significant fluctuation (i.e. based on annual total stockholder returns) and are contingent on a future event during the measurement period (e.g. meeting the FCCR Condition). Accordingly, incentive advisory fees will generally be recognized only upon measurement in the fourth quarter of the first year of the three year period. The second and third year installments of incentive advisory fees are recognized as revenue on a pro-rata basis each quarter as such amounts are not subject to significant reversal.
The table below presents the impact of applying the new revenue recognition standard to the components of total revenue within the condensed consolidated statement of operations for the three months ended March 31, 2018, as a result of the change in the timing of revenue recognition of incentive advisory fees during interim periods prior to the fourth quarter of the year in which the incentive fee is measured (in thousands):

	Three Months Ended March 31, 2018
	As Reported	Financial Results Prior to Adoption of Revenue Recognition Standard	Impact of Adoption of Revenue Recognition Standard
Advisory services revenue:
Base advisory fee	$10,711	$10,711	$—
Incentive advisory fee	452	809	(357)
Reimbursable expenses	1,949	1,949	—
Non-cash stock/unit-based compensation	9,292	9,292	—
Other advisory revenue	128	128	—
Total advisory services revenue	22,532	22,889	(357)

Audio visual	23,310	23,310	—
Other	2,326	2,326	—
Total revenue	$48,168	$48,525	$(357)

Audio Visual Revenue
Audio visual revenue primarily consists of revenue generated within our J&S segment by providing event technology services such as audio visual services, audio visual equipment rental, staging and meeting services and event-related communication systems as well as related technical support, to our customers in various venues including hotels and convention centers. We recognize revenue when persuasive evidence of an arrangement exists, services have been rendered, the fee is fixed or determinable and collectability is reasonably assured. Revenue is recognized in the period in which services are provided pursuant to the terms of the contractual arrangements with our customers. We also evaluate whether it is appropriate to present (i) the gross amount that our customers pay for our services as revenue, and the related commissions paid to the venue as cost of revenue, or (ii) the net amount (gross revenue less the related commissions paid to the venue) as revenue. We are responsible for the delivery of the services, including providing the necessary labor and equipment to perform the services. We are generally subject to inventory risk, have latitude in establishing prices and selecting suppliers and, while in many cases the venue bills the end customer on our behalf, we bear the risk of collection from the customer. The venues’ commissions are not dependent on collections. As a result, our revenue is primarily reported on a gross basis. Cost of revenues for audio visual principally includes commissions paid to venues, direct labor costs, the cost of equipment sub-rentals, depreciation of equipment, amortization of signing bonuses, as well as other costs such as supplies, freight, travel and other overhead from our venue and customer facing operations and any losses on equipment disposal.
Other Revenue
Debt placement fees are reported within our REIT Advisory segment and include revenues earned through provision of debt placement services by Lismore Capital, our wholly-owned subsidiary. These fees are recognized based on a stated percentage of the loan amount when services have been rendered and the subject loan has closed.
Certain of our consolidated entities enter into contracts with customers that contain multiple performance obligations. For these contracts, we account for individual performance obligations separately if they are distinct. The transaction price is allocated to the separate performance obligations on a relative standalone selling price basis. We determine the standalone selling prices based on our consolidated entities’ overall pricing objectives taking into consideration market conditions and other factors, including the customer and the nature and value of the performance obligations within the applicable contracts.
Deferred Revenue and Contract Balances
Deferred revenue primarily consists of customer billings in advance of revenues being recognized from our advisory agreements and other hospitality products and services contracts. Generally, deferred revenue that could result in a cash payment within the next twelve-month period is recorded as current deferred revenue and the remaining portion is recorded as noncurrent. The increase in the deferred revenue balance is primarily driven by cash payments received or due in advance of satisfying our performance obligations, offset by revenues recognized that were included in the deferred revenue balance at the beginning of the period.
For the three months ended March 31, 2018, we recognized $2.7 million of revenues that were included in deferred revenue at the beginning of the period, including (a) $346,000 of advisory revenue primarily related to our advisory agreements with Ashford Trust and Braemar, and (b) $2.4 million of “Other services” revenue earned by our hospitality products and services companies.
We do not disclose information about remaining performance obligations pertaining to contracts that have an original expected duration of one year or less. The transaction price allocated to remaining unsatisfied or partially unsatisfied performance obligations with an original expected duration exceeding one year was primarily related to (i) reimbursed software costs that will be recognized evenly over the period the software is used to provide advisory services to Ashford Trust and Braemar, and (ii) a $5.0 million cash payment received in June 2017 from Braemar in connection with our Fourth Amended and Restated Braemar Advisory Agreement, which is recognized evenly over the 10-year initial contract period that we are providing Braemar advisory services. Incentive advisory fees that are contingent upon future market performance are excluded as the fees are considered variable and not included in the transaction price at March 31, 2018.
The timing of revenue recognition may differ from the timing of payment by customers. We record a receivable when revenue is recognized prior to payment and we have an unconditional right to payment. Alternatively, when payment precedes the provision of the related services, we record deferred revenue until the performance obligations are satisfied. We had receivables related to revenues from contracts with customers of $7.1 million and $5.1 million included in “accounts receivable, net” primarily related to our hospitality products and services segment, $11.4 million and $13.3 million in “due from Ashford Trust OP”, and $96,000 and $1.7 million included in “due from Braemar OP” related to REIT advisory services at March 31, 2018 and December 31, 2017, respectively. We had no significant impairments related to these receivables during the three months ended March 31, 2018.
The following table presents revenue by reporting segment and geography for the three months ended March 31, 2018 and 2017 (in thousands). See note 16 for more information about our segment reporting.

	Three Months Ended March 31, 2018
	REIT Advisory	J&S	OpenKey	Corporate and Other (2)	Ashford Inc. Consolidated
United States	$23,653	$15,952	$319	$886	$40,810
Mexico	—	5,460	—	—	5,460
All other countries	—	1,898	—	—	1,898
	$23,653	$23,310	$319	$886	$48,168

	Three Months Ended March 31, 2017 (1)
	REIT Advisory	J&S	OpenKey	Corporate and Other (2)	Ashford Inc. Consolidated
United States	$12,988	$—	$25	$—	$13,013
Mexico	—	—	—	—	—
All other countries	—	—	—	—	—
	$12,988	$—	$25	$—	$13,013
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(1) Prior period amounts were not adjusted for the adoption of the new revenue recognition guidance under ASC 606.
(2) Represents Pure Rooms and RED.